EXHIBIT 10.2

                         APPLEBEE'S INTERNATIONAL, INC.
                              EXECUTIVE HEALTH PLAN
                            (Effective March 1, 2004)


                                     PURPOSE

The purpose of this Plan is to provide specified welfare benefits to a select group of management and highly compensated employees of Applebee's International, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. The benefits under this Plan are intended to be exempt from tax under Internal Revenue Code section 106.

                             ARTICLE I - DEFINITIONS

Except as specifically provided herein, all capitalized terms used in this Plan shall have the meaning assigned to them below.

1.01     "Board" shall mean the board of directors of the Company.

1.02     [Reserved]

1.03     "Claimant" shall have the meaning set forth in Section 8.01.

1.04 "COBRA" shall mean continuation of group health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

1.05     "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.06     "Committee" shall mean the Committee described in Article VI.

1.07     "Company"  shall  mean  Applebee's  International,   Inc.,  a  Delaware
         corporation.

1.08 "Employer" shall mean the Company and any subsidiaries of the Company that have been selected by the Board to participate in the Plan.

1.09 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.10 "Participant" shall mean any employee of the Employer who is selected to participate in the Plan by the Committee, and any such individual who has terminated employment and who had been selected to participate in the Plan by the Committee and who has not yet received payment of his benefit accrued under this Plan.

1.11 "Plan" shall mean this Executive Health Plan, as amended from time to time.

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                            ARTICLE II - ELIGIBILITY

2.01 Selection by Committee. Participation in the Plan shall be limited to executives of Employer who are part of a select group of management or highly compensated employees. From that group, the Committee, in its sole discretion, shall designate the individuals eligible to receive a benefit under this Plan. The initial Participants shall be those executives who are officers, as determined by the Committee from time to time. Status as a Participant shall cease upon termination of employment. Once an individual's status as a Participant has ceased, such individual shall not become a Participant upon re-employment unless designated as a Participant in writing by the Committee.

2.02 Retiree Benefits Contingent upon Retirement. A Participant who has become eligible to receive benefits under the Employer's Executive Retirement Plan shall receive retiree benefits as described in such Plan.

                     ARTICLE III - ACTIVE EMPLOYEE COVERAGE

3.01 Terms of Coverage. The Employer shall determine the benefits to be provided under this Plan from time to time. The benefits provided under this Plan may vary from Participant to Participant. The benefits to be provided shall be as described in the attached Exhibit A, which may be amended at any time. The Employer may, in its sole discretion, (i) provide benefits under this Plan through a group insurance contract ("Group Insurance"), or (ii) provide benefits under this Plan through the Applebee's International, Inc. Group Major Medical and Dental Plan (the "Self-Insured Plan") or such other plan as shall be designated by the Committee from time to time.

3.02 Termination of Coverage. Except to the extent coverage is to continue under this plan pursuant to the Executive Retirement Plan, coverage under this Plan will terminate upon the earliest of (a) the Participant's death, (b) the Participant's termination of employment, or (c) the determination by the Committee that the Participant is no longer eligible for coverage under this Plan but shall instead participate in the Applebee's International, Inc. Group Major Medical and Dental Plan. The Employer shall comply with any obligation under COBRA.

3.03 Payment for Coverage. The Employer shall determine the cost of coverage, and the Employer's contribution toward the cost of coverage (which contribution may be $0), in its sole discretion. The cost of coverage, and the Employer's contribution toward the cost of coverage, may vary from Participant to Participant, and may be changed from time to time in the Employer's sole discretion. The Participant shall be responsible for any cost of coverage not paid by the Employer. The Employer may, in its discretion, either pay its portion directly to an insurance provider or pay such amount to the Participant as reimbursement for the Participant's payment of premiums for such coverage.

3.04 Spouse, Domestic Partner and Dependent Coverage. A Participant's spouse, domestic partner and dependent children shall be eligible as provided by the Group Insurance or Self-Insured Plan, whichever is applicable. The terms of such coverage shall be as set forth in the Group Insurance contract or Self-Insured Plan, whichever is applicable.

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                     ARTICLE IV - TERMINATION AND AMENDMENT

4.01 Termination. The Company reserves the right to terminate the Plan by action of its Board.

4.02 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part by action of its Board; provided, however, that no amendment or modification shall be effective to decrease or otherwise restrict a Participant's benefit accrued through the date of amendment or modification.

4.03     Retiree  Benefits.   Notwithstanding   the  foregoing,   the  Company's
         obligation to provide the benefits described in the Executive Retirement Plan shall not be affected by such termination or amendment.

                   ARTICLE V - OTHER BENEFITS AND AGREEMENTS

5.01 Coordination with Other Benefits. Except as otherwise expressly provided under any other plan or program for employees of the Employer, the benefits provided under this Plan to a Participant are in addition to the benefits available to such Participant under any other such plan or program. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as my otherwise be expressly provided.

                     ARTICLE VI - ADMINISTRATION OF THE PLAN

6.01 Committee Duties. This Plan shall be administered by a Committee which shall consist of the Company's Benefits Planning Oversight Committee, or such committee as the Board shall appoint. The Committee shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

6.02 Agents. In the administration of this Plan, the Committee may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

6.03 Binding Effect of Decisions. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

6.04 Indemnity of Committee. The Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

6.05 Employer Information. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the retirement, disability, death or termination of employment of its Participants, and such other pertinent information as the Committee may reasonably require.

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                        ARTICLE VII - CLAIMS PROCEDURES

7.01 Denial of Claim. Any Participant or beneficiary of a deceased Participant (such Participant or beneficiary being referred to below as a "Claimant") may appeal a claim to the Committee. If an initial claim is denied in whole or in part by the Committee, then the Claimant may appeal that decision directly to the Committee. A request for reconsideration should be made as soon as practicable following receipt of the denial and in no event later than 60 days after receiving the denial The Claimant will be asked to explain, in writing, why he or she believes the claim should have been processed differently and to provide any additional material or information necessary to support the claim. Following review, the Committee will issue a decision on review. If the claim is denied on review, the Committee will furnish a written statement which contains the following information:

         o    The specific reason for the denial;
         o    Specific  reference to the Plan  provisions on which the denial is based;
         o A description of any additional information or material necessary to correct the claim, and an explanation of why such material information is necessary;
         o Appropriate information as to the steps to be taken if the Claimant wishes to appeal the claim to the Company (including expedited review procedures for urgent care claims);
         o    If  an  internal  rule,  guideline,   protocol  or  other  similar
              criterion was relied upon in making the adverse benefit determination, either a specific rule, guideline, protocol or other similar criterion; or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free to charge to the Claimant upon written request; and
         o If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstance, or a statement that such explanation will be provided free to charge upon written request.

         The initial review of denied claims will be processed in accordance with the following time frames:

         o    72 hours in the case of urgent care services;
         o 24 hours in the case of concurrent care claims (e.g., request to extend a previously approved course of treatment);
         o 15 days in the case of a pre-service claim (e.g., any claim which conditions benefits on advanced approval such as a pre-certification of a hospital admission); or
         o    30 days in the case of a post-service claim.

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         If  additional  information  is needed to  process a claim,  a Claimant normally will be given at least 45 days to provide that information. If the requested information is not provided within such time frame, then the claim will be processed or denied on the basis of information then available. The terms "urgent care services," "concurrent care claim," "pre-service claim," and "post-service claim" shall each have the
         meaning   prescribed   such  terms  under  the   Department   of  Labor
         Regulations.

7.02 Appeal of Denied Claims. If, after exhausting the review process with the Committee, a Claimant is still not satisfied with the result, he or she (or the Claimant's designee) may appeal the claim directly to the Company. Appeals will not be considered by the Company unless and until the Claimant has first exhausted the claims procedures with the Committee. The appeal must be initiated in writing within 180 days of the Committee's final decision on review. As part of the appeal process, a Claimant has the right to submit additional proof of entitlement to benefits and to examine any pertinent documents relating to the claim.

         In the normal case, the Company will make a determination on the basis of the supporting file documents and written statement as submitted. However, the Company may require or permit submission of additional written information.

         After considering all the evidence before it, the Company will issue a final decision on appeal. The decision will be in writing and will include the following:

         o    The specific reason or reasons for the denial;
         o Specific references to those Plan provisions on which the denial is based.
         o A statement that the Claimant is entitled to receive, upon written request and without charge, reasonable access to (1) any document relied upon in making the determination, (2) any document submitted, considered or generated in the course of making the benefit determination, (3) any document that demonstrates compliance with the administrative processes and safeguards required in making the determination, or (4) any statement of policy or guidance with respect to the Plan concerning the denied treatment without regard to whether the statement was relied upon;
         o If the adverse determination is based on medical necessity or experimental treatment or a similar exclusion or limit, either an explanation of the scientific or clinical judgment, applying the terms of the Plan to the Claimant's medical condition, or a statement that this will be provided without charge upon written request;
         o A statement describing the Claimant's right to bring a civil action under Section 502(a) of ERISA; and
         o Notice that the Claimant may conduct the local U.S. Department of Labor office for additional assistance.

         The Company's decision on appeal will be conclusive and binding on the Claimant and all other parties. Claims appeals will be processed in accordance with the following timeframes:

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         o    72 hours in the case of urgent care services;
         o    30 days in the case of pre-service claims;
         o    60 days in the case of post-service claim; or
         o 72 hours in the case of concurrent care claim involving urgent care; 30 days in the case of a concurrent care claim involving pre-service claims; or 60 days in the case of a concurrent care claim involving pre-service claims; or 60 days in the case of a concurrent care claim involving any other benefit.

7.03 Legal Action. A Claimant's may bring a legal action with respect to a claim only if (a) all procedures described above in this Article VIII have been exhausted, and (b) the action is commenced within ninety (90) days after a decision on review is furnished or is deemed denied as applicable.

                          ARTICLE VIII - MISCELLANEOUS

8.01 Unsecured General Creditor. Participants and their beneficiaries successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Employer. Any and all of the Employer's assets shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

8.02 Withholding and Payroll Taxes. The Employer, to the extent required by applicable law, shall withhold from any and all benefits payable under this Plan, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Employer.

8.03 Employer's Liability. The Employer's liability for the payment of benefits shall be defined only by the Plan. The Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

8.04 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

8.05 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the night to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

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8.06     Furnishing Information. A Participant or his beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

8.07 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply: and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

8.08 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

8.09 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Kansas without regard to its conflict of laws principles.

8.10 Validity. In case any provision of this Plan shall be illegal or invalid for any reason, said illegally or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

8.11 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

8.12 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's beneficiary.

8.13 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

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8.14     Incompetent.  If the  Committee  determines  in its  discretion  that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

8.15 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or Committee has been named as a party.



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                                 SIGNATURE PAGE

IN WITNESS WHEREOF, Applebee's International, Inc. has caused this Plan document to be executed this _____ day of __________ , 2004.



                                       APPLEBEE'S INTERNATIONAL, INC.




                                   By:
                                       -----------------------------------------
                                 Title:
                                       -----------------------------------------




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